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Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the EarthLink, Inc. Employee Stock Purchase Plan of our report dated January 29, 2001, with respect to the financial statements of EarthLink, Inc. included in its Annual Report, as amended, (Form 10-K/A) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                      /s/  ERNST & YOUNG LLP

Atlanta, Georgia
March 5, 2002

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  Exhibit 23.2
CONSENT OF INDEPENDENT AUDITORS